Exhibit 13.1

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Prudential plc (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the year ended December 31, 2006 of the Company fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 28, 2007	By:	/s/ MARK TUCKER

	Name:	Mark Tucker
	Title:	Group Chief Executive

June 28, 2007	By:	/s/ PHILIP BROADLEY

	Name:	Philip Broadley
	Title:	Group Finance Director